UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2018

Healthcare Integrated Technologies Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36564	46-3052781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3847 River Vista Way, Louisville, TN	37777
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (865) 719-8160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01

Change in Registrant’s Certifying Accountant.

On September 13, 2018, Healthcare Integrated Technologies Inc. dismissed RBSM LLP, effective September 12, 2018, as our independent registered public accounting firm and engaged Marcum LLP as our independent registered public accounting firm. RBSM LLP audited our financial statements for the fiscal years ended July 31, 2016 and 2017. The dismissal of RBSM LLP was approved by our Board of Directors on September 12, 2018. RBSM LLP did not resign or decline to stand for re-election.

Neither the report of RBSM LLP dated July 18, 2017 on our consolidated balance sheet at July 31, 2016, and the related consolidated statements of operations, changes in stockholders’ deficit, and cash flows for the year ended July 31, 2016 nor the report of RBSM LLP dated November 14, 2017 on our consolidated balance sheets at July 31, 2017 and 2016, and the related consolidated statements of operations, changes in stockholders’ deficit, and cash flows for the years ended July 31, 2017 and 2016 contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, other than each such report was qualified as to our ability to continue as going concern.

During our two most recent fiscal years and the subsequent interim period preceding our decision to dismiss RBSM LLP we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of RBSM LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During our two most recent fiscal years and the subsequent interim period prior to retaining Marcum LLP (1) neither we nor anyone on our behalf consulted Marcum LLP regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Marcum LLP did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

On September 13, 2018 we provided RBSM LLP with draft of this Current Report on Form 8-K, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agreed with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they did not agree. RBSM LLP failed to provide us with such letter prior to the filing of this Current Report. A copy of such letter, when received, will be filed with the SEC under an amendment to this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2018	Healthcare Integrated Technologies Inc.

By: /s/ Scott M. Boruff
Scott M. Boruff, Chief Executive Officer

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